SUPPLEMENT DATED
                                 JANUARY 1, 1997
                     TO THE STATEMENT OF ADDITIONAL INFORMATION

                     FRANKLIN GLOBAL GOVERNMENT INCOME FUND
                               DATED MARCH 1, 1996
                  (AS PREVIOUSLY SUPPLEMENTED DECEMBER 1, 1996)



I. As of January 1, 1997, the Fund offers a third class of shares designated "Advisor Class." This SAI describes the Class I and Class II shares of the Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class shares, contact your investment representative or Distributors.

II. The discussion under "How Do I Buy and Sell Shares? - Letter of Intent" is amended to remove the reference to Class II shares.

III. The discussion under "The Fund's Underwriter - Distribution Plans" is amended by replacing the first paragraph with the following text:

 The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class I and Class II shares.